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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K/A, into the Company's previously filed Registration Statements File No.'s 333-77695 and 333-77697.




Arthur Andersen LLP

Chicago, Illinois
March 22, 2001